UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2007

Affirmative Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50795	75-2770432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 SOJOURN DRIVE, SUITE 500 ADDISON TX	75001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 728-6300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 11, 2007, the Registrant, Affirmative Insurance Holdings, Inc. (Nasdaq: AFFM), a distributor and producer of non-standard personal automobile insurance, today issued a press release (the "Press Release") announcing financial results for the quarter ended March 31, 2007. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

The Registrant also announced in the Press Release that its board of directors has declared a quarterly cash dividend on its outstanding shares of common stock of two cents ($0.02) per share, payable on June 29, 2007, to shareholders of record at the close of business on June 15, 2007. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Exhibit
Exhibit 99.1	Press release by Affirmative Insurance Holdings, Inc. dated May 11, 2007, announcing financial results for the quarter ended March 31, 2007 and a quarterly dividend.

The Information in this Current Report on Form 8-K that is furnished under "Item 2.02. Results of Operations and Financial Condition," Item 7.01 "Regulation FD Disclosure" and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affirmative Insurance Holdings, Inc.
Date: May 11, 2007	/s/ JOSEPH G. FISHER Joseph G. Fisher Senior Vice President and General Counsel